EXHIBIT 10.13 (A)

AMENDMENT NO. 5
TO
WAREHOUSE DISTRIBUTION CONTRACT
BETWEEN UPS SUPPLY CHAIN MANAGEMENT
and
THERASENSE, INC.

This Amendment to the Warehouse Distribution Contract dated the 15th day of March 2000, as previously amended (the “Contract”), between UPS Supply Chain Management f/d/b/a Livingston Healthcare Services, Inc. (“SCM”) and TheraSense, Inc. (“Client”) on this 23rd day of October 2002.

WHEREAS, SCM and Client wish to amend the Contract; and

WHEREAS, it is the intent of SCM and Client that the Contract remains in effect, except for the changes reflected in this Amendment.

NOW, THEREFORE, SCM and Client agree that the terms of the Contract are amended as follows:

1.	Exhibit A.1 of the Contract is deleted in its entirety and replaced with Exhibit A.2, a copy of which is attached hereto and incorporated into the Contract.

2.	Section 7.1 of the Contact is amended and restated in its entirety to read as follows:

	7.1	This Contract shall commence as of the 15th day of March, 2000, and shall continue in effect up to and including the 1st day of September 2005.

3.	Section 7.4 of the Contract is amended and restated in its entirety to read as follows:

7.4

Client shall have the right to terminate this Contract before the 1st day of September 2005 for any major business change with ninety (90) days prior written notice to SCM.  In the event of early termination under this paragraph, Client shall pay SCM an Early Termination Fee equivalent to the value of [***] for SCM services following the effective date of termination.  The [***] will be calculated based on the most current [***], less any outstanding credits, at the time of notification of early termination by the Client.

4.	SCM and Client agree that this Amendment is incorporated into the Contract and upon execution by the parties shall become part of the entire Contract.

IN WITNESS WHEREOF, the undersigned have set their hands on the day first above written.

UPS SUPPLY CHAIN MANAGEMENT, INC.

BY:	/s/ NAME NOT LEGIBLE

TITLE:	SVP BD

DATE:	10/23/02

THERASENSE, INC.

BY:	/s/ ARTHUR A. AUTORINO

TITLE:	Vice President of Operations

DATE:	10/23/02

*** CONFIDENTIAL TREATMENT REQUESTED

Exhibit A.2
Effective September 1, 2001

FEE SCHEDULE

Distribution:

This fee schedule is contingent on TheraSense average monthly Unit volume for Trade/Other orders in [***] and [***] not falling below [***] when [***] are averaged.  In the event TheraSense falls below such threshold pricing for future periods will be adjusted.

Inbound Handling:	$[***] per pallet received

Storage:	$[***] per pallet, per month for ambient non-controlled storage.

Outbound Handling:

The pricing Tier for a given month for Warranty and Web orders is determined each month based on the number of orders in that month.  The pricing Tier for a given month for Trade/Other orders is determined each month based on volume at the “Unit” level.  “Units” are calculated in case quantities for items that are available in cases.  For example, if UPSLG sent out 350,010 boxes of 50 count test strips (which come twelve to a case) in a month, that is 29,173 Units (350,010 divided by 12 is 29,173 plus a remainder of 6).  Similarly, if 1,000 instructional videos (which are not available in cases) were sent out in a month, that is 1,000 Units.  The pricing Tier that is determined for a month determines the pricing Tier for all outbound handling for that month.  For example, if the monthly Unit volume (for Trade/Other orders)for a given month is [***] each order in that month is subject to a $[***] charge, not just the orders beyond [***] Units.

Trade/Other Orders

Monthly Unit Volume		Tier 1 ≤ [***]		Tier 2 > [***]		Tier 3 > [***]		Tier 4 > [***]		Tier 5 > [***]

Per Order	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Per Line	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Per Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Warranty and Web Orders

Monthly Order Volume		Tier 1 ≤ [***]		Tier 2 > [***]		Tier 3 > [***]		Tier 4 > [***]		Tier 5 > [***]

Per Order	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Per Line	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Per Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Returned Goods Processing:	Pricing will be determined upon final client needs assessment.

Customer Service:	[***]

Accounts Receivable:	[***]

*** CONFIDENTIAL TREATMENT REQUESTED

Chargeback Management:	[***]

Transportation Management and Packaging Supplies:

Fees associated with transportation, packaging supplies, and other related charges that SCM incurs on behalf of the client will equal the SCM [***] rate, plus a [***].  TheraSense may perform such transportation management on its own behalf upon 60 days prior written notice.

Transportation invoices are due net 30 days from the date of the invoice. Payments made beyond 30 days will incur a late fee of 1%.

Accessorial Labor Rate:

Any service performed by SCM which are mutually agreed to by Client and which are not part of the normal services provided in this proposal are at the rate of $25.00 per labor hour and when a forklift is necessary, an additional $8.00 per usage hour.

Overtime Rates:	All overtime charges authorized by Client at the rate of time and a half weekdays and Saturdays, double time Sundays, and triple time on holidays.

If requested by TheraSense, overtime for Management for extended hours (greater than 8 hours per work day), holiday, or weekend work will be charged at $150.00 per hour.  If any Management extended time is requested, TheraSense will be billed a minimum of [***].

Communication Charges:	Reimbursement of all communication related expenses including telephone, facsimile, EDI and VAN.

ProCure:	Client will manage the relationship for ProCure or any internet solution.

Credit Card:	Client will manage the credit card administration.

IT Programming Fees:	$100.00 per hour programming and development of IT projects or customized reports.

Commercial Terms:	Invoices to be paid within 30 days from date of invoice. Payments made beyond 30 days will incur a late fee of 1%.

Pricing Adjustment:

Pricing will be reviewed [***] and adjusted to reflect inflation if the consumer price index (CPI) [***] from the time at which the current pricing was established.  Adjustments will be discussed between all parties before any changes are implemented.

Reduced Services:

Upon 90 days prior written notice, TheraSense may reduce the services provided, and no longer be obligated for the associated fees.  During such 90 day period the parties shall discuss whether the overall pricing for the remaining services should be adjusted.  In the event that payment for the eliminated services constituted more than [***] to SCM over the [***] preceding the notice, then the services may not be reduced without SCM’s

*** CONFIDENTIAL TREATMENT REQUESTED

prior written notice. Shipping costs and the associated [***] are not considered a service provided.

*** CONFIDENTIAL TREATMENT REQUESTED